SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        December 7, 1998
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.


On December 7, 1998, the Bylaws of Unocal Corporation and Union Oil Company of California were amended to increase the authorized number of directors of each corporation to 11.

Effective December 7, 1998, there were elected to the board of directors of each corporation James W. Crownover, who will complete his career as a director of McKinsey & Company, Inc., at the end of 1998, and Donald B. Rice, president and chief executive officer of UroGenesys, Inc.

Two of the current directors, Malcolm R. Currie and Charles R. Weaver, are expected to retire from the board in 1999 when their current terms expire.

Mr. Crownover joined McKinsey & Company in 1968. He has been a leader of the firm's energy practice through much of his career, focusing on the petroleum, gas/electric, and service sectors, and covering the firm's development of its North American, European, and Asian energy positions. Based in Houston, he also headed McKinsey's Texas practice for many years and was elected to serve on the firm's board of directors for the past seven years.

Mr. Crownover holds a bachelor of arts and a bachelor of science degree in chemical engineering from Rice University and an MBA from Stanford University.

Dr. Rice co-founded UroGenesys, a bio-pharmaceutical company focusing on the treatment of prostate cancer, in 1996. He previously was president and chief operating officer of Teledyne, Inc.

He served as Secretary of the Air Force in the Bush Administration after a 17-year stint as president and chief executive officer of the RAND Corporation. He earlier served in the U.S. Defense Department as deputy assistant secretary for resource analysis and director of cost analysis.

Dr. Rice  serves as a director  of Wells  Fargo & Company  and Vulcan  Materials
Company, and as non-executive chairman of the board of Scios, Inc. He holds a B.S. in chemical engineering from the University of Notre Dame and an M.S. in industrial management and a Ph.D. in economics from Purdue University.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                   3 Bylaws of Unocal Corporation, as amended December 7, 1998, and currently in effect.
                  99 Bylaws of Union Oil Company, as amended December 7, 1998, and currently in effect.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    UNOCAL CORPORATION
                                        (Registrant)





Date:  December 21, 1998            By:   /s/ JOE D. CECIL
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                                              Joe D. Cecil
                                              Vice President and Comptroller







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